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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  April 1, 1998


                            TRIANGLE PHARMACEUTICALS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)


                     000-21589                     56-1930728
               (Commission File Number)    (IRS Employer Identification No.)


       4 University Place, 4611 University Drive, Durham, North Carolina  27707
                (Address of principal executive offices)   (Zip Code)


                                    (919) 493-5980
                 (Registrant's telephone number, including area code)



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Item 5.   Other Events.

          In accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 98 and Statement of Financial Accounting Standards No. 128, Triangle Pharmaceuticals, Inc. (the "Company") is restating its Financial Data Schedules for the period from inception (July 12, 1995) through December 31, 1995, the six months ended June 30, 1996, the nine months ended September 30, 1996, the fiscal year ended December 31, 1996 and the quarterly periods ended March 31, June 30 and September 30, 1997 as exhibits to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements:  Not applicable.

          (b)  Pro Forma Financial Information:  Not Applicable

          (c)  Exhibits

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

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

EXHIBIT   DESCRIPTION
-------   -----------
27.1 Restated Financial Data Schedule for the period from inception (July 12, 1995) through December 31, 1995.

27.2 Restated Financial Data Schedule for the six months ended June 30, 1996, the nine months ended September 30, 1996 and the fiscal year ended December 31, 1996.

27.3 Restated Financial Data Schedule for the quarterly periods ended March 31, June 30 and September 30, 1997.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIANGLE PHARMACEUTICALS, INC.



                                   By:
                                       --------------------------------------
                                        James A. Klein, Jr.
                                        Chief Financial Officer and Treasurer


Date: April 1, 1998


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                                    EXHIBIT INDEX


The following Exhibits are filed herewith:

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

EXHIBIT   DESCRIPTION
-------   -----------
27.1 Restated Financial Data Schedule for the period from inception (July 12, 1995) through December 31, 1995.

27.2 Restated Financial Data Schedule for the six months ended June 30, 1996, the nine months ended September 30, 1996 and the fiscal year ended December 31, 1996.

27.3 Restated Financial Data Schedule for the quarterly periods ended March 31, June 30 and September 30, 1997.

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